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                                                                   EXHIBIT 10.39
                                                                  EXECUTION COPY


                         RESIDUAL FORWARD SALE FACILITY

         Residual Forward Sale Facility (the "Agreement") dated as of August 31, 2000 between Aames Capital Corporation, a California corporation (the "Seller") and Capital Z Investments L.P., a Bermuda partnership, (the "Purchaser").

         WHEREAS, in connection with Seller's periodic sponsorship of securitizations of mortgage loans, excess cash flow securities and non-economic residual interests are created;

         WHEREAS, Seller desires to sell without recourse certain of such excess cash flow securities to Purchaser in connection with such securitizations;

         WHEREAS, Purchaser desires to purchase all such excess cash flow securities as are offered for sale to Purchaser by Seller pursuant the terms of this Agreement during the Sale Period which satisfy the conditions to purchase set forth in this Agreement; and

         WHEREAS, Seller shall have no right or obligation to repurchase any such excess cash flow securities offered hereby;

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter set forth and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

1. DEFINITIONS. Capitalized terms used herein shall have the meaning ascribed to them in this Section.

         "Actual 90+ Delinquency Percentage (Rolling Three Month)" means, as to any Securitization and any date of determination, the average of the percentages obtained as of the last day of each of the three preceding calendar months (or such fewer number of months since the related Initial Cut-off Date or Subsequent Cut-off Date, as applicable, in the case of the first two months thereafter) by dividing (i) the aggregate of the outstanding principal balances of all the Mortgage Loans in the related Securitization that were 90 or more days contractually delinquent, were in foreclosure or as to which the related mortgaged property has been acquired by foreclosure or similar action as of the last day of each such month, by (ii) the outstanding principal balances of all Mortgage Loans in the Securitization as of the last day of the related month.

         "Actual Aggregate Loan Balance (Rolling Three Month)" means, as to any Securitization and any date of determination, the average of the aggregate outstanding principal balances of the Mortgage Loans in such Securitization as of the last day of each of the three preceding calendar months (or such fewer number of months since the related Initial Cut-off Date or Subsequent Cut-off Date, as applicable, in the case of the first two months thereafter).

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         "Actual Excess Spread (Rolling Three Month)" means, as to any
Securitization and any date of determination, the average, over each of the three preceding calendar months (or such fewer number of months since the related Initial Cut-off Date or Subsequent Cut-off Date, as applicable, in the case of the first two months thereafter), of (A) the monthly interest (including any monthly advances in respect of interest made by the related servicer or another party) received by the related Trust as of the last day of each related calendar month, MINUS (B) the sum of (1) all monthly fees and expenses of the related Trust payable out of cash flow, (2) all monthly interest payable to the holders of the other Mortgage Backed Securities in such Securitization and (3) losses on the related Mortgage Loans realized during such month.

         "Aggregate Cut-off Date Principal Balance" means with respect to any Securitization and the related Mortgage Loans, the sum of the outstanding principal balances of the Mortgage Loans as of the Initial Cut-off Date or Subsequent Cut-off Date, as applicable.

         "Agreement" means this Agreement, including all exhibits attached hereto, as the same may amended or supplemented from time to time.

         "Appraisal Guidelines" means the appraisal guidelines of Seller attached hereto as SCHEDULE I together with any Approved Amendment.

         "Approved Amendment" means any amendment to the Appraisal Guidelines or Underwriting Guidelines that Seller has furnished in writing to Purchaser and as to which Purchaser has not furnished to Seller a written objection to such amendment within 30 days after Purchaser received such amendment.

         "Approved Servicer" means any of Fairbanks Capital Corp., Countrywide Home Loans, Inc. or Ocwen Federal Savings Bank, each of which shall remain an Approved Servicer from the date hereof until the earlier of (i) March 31, 2001 and (ii) the date, if any, on which such Servicer no longer is rated an approved servicer by Standard and Poor's Rating Services; and, thereafter, shall remain an Approved Servicer for each successive three month period, provided that (i) prior to the commencement of any such three-month period, the Purchaser shall not have notified the Seller, in writing, of its reasonable objection to the inclusion of any such servicer as an "Approved Servicer" hereunder and (ii) such servicer shall continue to be rated an approved servicer by Standard and Poor's Rating Services.

         "Business Day" means a day upon which banks in New York, New York are open for business.

         "Certificate" means a definitive certificate representing a percentage interest in the Securities issued by a Trust.

         "Closing Date" means the date of the execution of this Agreement.

         "Collateral Tape" means either the Preliminary Collateral Tape or Final Collateral Tape.

         "Delinquency Assumption" means (i) with respect to the Offering Document Collateral Pool, the weighted average (based upon the Initial Cut-off Date principal balances of the


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Mortgage Loans in the related Securitization) of the delinquency rate identified on Exhibit A attached to the applicable Purchase Request and (ii) with respect to the Final Collateral Pool, the weighted average (based upon the principal balances of the Mortgage Loans in the related Securitization as of the Initial Cut-off Date or Subsequent Cut-off Date, as applicable) of the delinquency rates identified on Exhibit A attached to the applicable Reconciliation Notice.

         "Designee" means a person in whose name Purchaser instructs Seller to cause the registration of one or more classes of Securities or percentage interests therein.

         "Discount Rate" means 15% per annum, on a monthly yield basis.

         "Excess Cash Flow Securities" means, with respect to any Securitization, the class of Mortgage Backed Securities issued in such Securitization that (i) is a "regular interest" in a REMIC created thereby (ii) is entitled to receive distributions on any distribution date only after all other required distributions on all classes of Mortgage Backed Securities rated at least investment grade by one national statistical rating organization at the time of issuance are made on such distribution date and (iii) bears losses on the Mortgage Loans before such Mortgage Backed Securities issued in such Securitization.

         "Fee Letter" means the letter, dated the date of this Agreement, between the Seller and Capital Z Management, LLC, providing for payment of a Transaction Fee and a Termination Fee, subject to the conditions stated herein.

         "Final Collateral Pool" means with respect to a Securitization, the statistical information relating to the Mortgage Loans included in the calculation of the Aggregate Cut-off Date Principal Balance as provided to Purchaser in connection with the applicable Reconciliation Notice.

         "Final Collateral Tape" means, with respect to any Securitization, an electronic file containing a breakdown of all Mortgage Loans included in such Securitization that contains such data relating to the Mortgage Loans as Seller customarily includes for the benefit of the rating agencies rating the related Mortgage Backed Securities and the monoline insurer of such Mortgage Backed Securities, if any.

         "Final Purchase Price" means with respect to a Securitization, the discounted present value of the cash flows projected to be paid to the holder(s) of the Excess Cash Flow Securities sold on a Sale Date from the Sale Date through the earlier of the first optional redemption date, if any, or through their maturity using the Modeling Assumptions and based upon the Final Collateral Pool.

         "Funding Date" means with respect to any Statistical Mortgage Loan Securitization, the latest to occur of (i) the last date on which amounts on deposit in a segregated trust account may be applied to purchase additional Mortgage Loans by the Trust or (ii) either (a) if statistical information relating to the Mortgage Loans is presented in the Offering Document as of a date other than the Initial Cut-off Date or (b) the Mortgage Loans included in the pool of collateral


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backing such Securitization on the Securitization Date is different from the pool disclosed to Seller in the final Preliminary Collateral Tape, the Securitization Date.

         "Indemnified Taxes" means any and all Taxes imposed by the United States of America pursuant to Sections 871(a) or 881(a) of the Internal Revenue Code of 1986, as amended, or any successor provision thereto (the "Code"), on any payments to be made on Excess Cash Flow Securities held by the Purchaser issued in a Securitization, if such payments would have qualified for the portfolio interest exception of Code Section 871(h) or Code Section 881(c) but for Seller owning (or being treated as owning) all or a portion of the REMIC residual interests issued in such Securitization.

         "Initial Cut-off Date" means, with respect to any Securitization, the date on or after which the related Trust is entitled to receive payments on the related Mortgage Loans included in such Trust on the Securitization Date.

         "Insolvency Event" means, with respect to either party (i) the filing by such party of any petition or commencing any case or proceeding under any state or federal law relating to insolvency or bankruptcy with respect to such party, (ii) such party's consent to the entry of a decree or order for relief in an involuntary case or proceeding under any state or federal bankruptcy or insolvency law, (iii) the entry against such party of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days, (iv) such party's making a general assignment for the benefit of its creditors, or (v) such party's admission in writing of its inability to pay its debts as they come due.

         "Lien" means a lien, pledge, charge, encumbrance, security interest, or adverse claim of any nature.

         "Loss Assumption" means (i) with respect to the Offering Document Collateral Pool, the weighted average (based upon the Initial Cut-off Date outstanding principal balances of the Mortgage Loans) of the loss rate identified on Exhibit A attached to the applicable Purchase Request and (ii) with respect to the Final Collateral Pool, the weighted average (based upon the outstanding principal balances of the Mortgage Loans as of the Initial Cut-off Date or Subsequent Cut-off Date, as applicable) of the loss rates identified on Exhibit A attached to the applicable Reconciliation Notice.

         "Material Adverse Effect" means, a material adverse effect on the Seller and its subsidiaries taken as a whole with respect to any of the following: (x) its condition, financial or otherwise, (y) its earnings, business affairs or business prospects, or (z) its ability to own it properties or to conduct its business or to enter into or perform its obligations under this Agreement or any other material contract.

         "Maximum Amount" means $75,000,000.


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         "Modeling Assumptions" means, collectively, the Discount Rate, the Loss
Assumption, the Delinquency Assumption and the Prepayment Assumption, each as defined in this Section.

         "Mortgage Backed Securities" means securities issued by or on behalf of a Trust representing interests in, or secured by, Mortgage Loans.

         "Mortgage Loans" means first and junior lien mortgage loans or deeds of trust (including any note or instrument of indebtedness related thereto) (i) secured by real property (including condominiums, townhouses and manufactured housing) located within the United States and (ii) underwritten in all material respects in accordance with the Underwriting Guidelines.

         "Offering Document Collateral Pool" means the statistical information relating to the Mortgage Loans set forth in the Offering Document provided to Purchaser in connection with the applicable Purchase Request.

         "Offering Document" means, with respect to any Securitization, the final prospectus or final placement memorandum describing the related Mortgage Backed Securities and the provisions of the Pooling and Servicing Agreement.

         "Pooling and Servicing Agreement" means, with respect to any Securitization, the pooling and servicing agreement, trust agreement, indenture or other similar agreement pursuant to which Mortgage Backed Securities are issued in such Securitization.

         "Preliminary Collateral Tape" means, with respect to any Securitization, an electronic file containing a breakdown of all Mortgage Loans being proposed by Seller to be included in such Securitization that contains such data relating to the Mortgage Loans as Seller customarily includes for the benefit of the rating agencies rating the related Mortgage Backed Securities and the monoline insurer of such Mortgage Backed Securities, if any.

         "Preliminary Purchase Price " means an amount equal to the discounted present value of the cash flows projected to be paid to the holder(s) of the Excess Cash Flow Securities sold on a Sale Date from the Sale Date through the earlier of the first optional redemption date, if any, or through their maturity using the Modeling Assumptions and based upon the Offering Document Collateral Pool.

         "Prepayment Assumption" means (i) with respect to the Offering Document Collateral Pool, the weighted average (based upon the Initial Cut-off Date outstanding principal balances of the Mortgage Loans) of the prepayment rates identified on Exhibit A attached to the applicable Purchase Request and (ii) with respect to the Final Collateral Pool, the weighted average (based upon the outstanding principal balances of the Mortgage Loans as of the Initial Cut-off Date or Subsequent Cut-off Date, as applicable) of the prepayment rates identified on Exhibit A attached to the applicable Reconciliation Notice.

         "Projected 90+ Delinquency Percentage (Rolling Three Month)" means, as to any Securitization and any date of determination, the average of the percentages obtained as of the last day of each of the three preceding calendar months (or such fewer number of months since the related Initial Cut-off Date or Subsequent Cut-off Date, as applicable, in the case of the first


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two months thereafter) by dividing (i) the aggregate of the outstanding principal balances of all the Mortgage Loans in the related Securitization that were projected to be 90 or more days contractually delinquent, in foreclosure or as to which the related mortgaged property has been acquired by foreclosure or similar action as of the last day of each such month, by (ii) the projected outstanding principal balances of all Mortgage Loans in the Securitization as of the last day of the related month, such projections being based upon the Modeling Assumptions used to calculate the Final Purchase Price for the Securities of such Securitization purchased by Purchaser.

         "Projected Excess Spread (Rolling Three Month)" means, as to any Securitization and any date of determination, the average, over each of the three preceding calendar months (or such fewer number of months since the related Initial Cut-off Date or Subsequent Cut-off Date, as applicable, in the case of the first two months thereafter) of (A) the monthly interest (including any monthly advances in respect of interest made by the related servicer or another party) projected to be received by the related Trust as of the last day of each related calendar month MINUS (B) the sum of (1) all monthly fees and expenses of the related Trust payable out of cash flow, (2) all monthly interest payable to the holders of the other Mortgage Backed Securities in such Securitization and (3) losses on the related Mortgage Loans realized during such month, such projections being based upon the Modeling Assumptions used to calculate the Final Purchase Price for the Securities of such Securitization purchased by Purchaser.

         "Projected Loan Balance (Rolling Three Month)" means, as to any Securitization and any date of determination, the projected aggregate outstanding principal balance of the Mortgage Loans in such Securitization as of the last day of each of the three preceding calendar months (or such fewer number of months since the related Initial Cut-off Date or Subsequent Cut-off Date, as applicable, in the case of the first three months thereafter), based upon the related Modeling Assumptions used to calculate the Final Purchase Price for the Securities of such related Securitizations purchased by Purchaser.

         "Purchase Request" means a notice, substantially in the form of EXHIBIT A, sent by Seller to notify Purchaser of a Sale Date.

         "Reconciliation Notice" means a notice from Seller to Purchase setting forth the information required by Section 2.5.

         "Sale Date" means a Business Day during the Sale Period identified by Seller in the related Purchase Request, which shall be on or after the related Securitization Date.

         "Sale Period" means the period beginning on and including September 1, 2000 until and through the earliest to occur of (i) September 30, 2002, (ii) the date on which the amount paid by Purchaser to Seller in respect of Securities at least equals the Maximum Amount or (iii) a Termination Event.

         "Securities" means, with respect to a Sale Date, the Excess Cash Flow Securities to be purchased by Purchaser on such Sale Date.


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         "Securitization Date" means, with respect to a Securitization, the date of the issuance of one or more classes of Securities pursuant to the related Pooling and Servicing Agreement.

         "Securitization Documents" means, with respect to any Securitization, the Offering Document, comfort letters and the opinion of issuer's counsel delivered in connection with the issuance of the Mortgage Backed Securities, including any true sale opinion, corporate opinion and tax opinion.

         "Securitization" means the issuance of Mortgage Backed Securities in a public offering or private placement, including securities sold pursuant to Rule 144A of the Securities Act of 1933, as amended, directly or through an underwriter or initial purchaser to third-party investors other than through the issuance of securities to a commercial paper conduit program.

         "Statistical Mortgage Loan Securitization" means a Securitization as to which any of (i) a portion of the proceeds of the Securities are deposited in a segregated trust account to be applied to the purchase of additional Mortgage Loans following the Securitization Date or (ii) the statistical information relating to the Mortgage Loans is presented in the related Offering Document as of a date other than the Initial Cut-off Date or (iii) the Mortgage Loans included in the pool of collateral backing such Securitization on the Securitization Date is different from the pool disclosed to Seller in the Preliminary Collateral Tape.

         "Subsequent Cut-off Date" means, with respect to any Securitization and any Mortgage Loans not included in the related Trust on the Securitization Date, the date on or after which the related Trust is entitled to receive payments on such Mortgage Loans.

         "Taxes" means any present or future taxes, levies, imposts, duties, charges, assessments or fees or any nature (including interest, penalties, and additions thereto) that are imposed by any government or other taxing authority.

         "Termination Event" shall mean, with respect to a Sale Date, the occurrence prior thereto and continuation to such Sale Date of (i) an Insolvency Event with respect to Seller or a Trust (ii) an event of default under any of Seller's publicly issued debt, (iii) the acceleration of any obligation of Seller for borrowed money in a principal amount in excess of $1,000,000, (iv) the breach by Seller of any representation, warranty or covenant contained herein, which breach has remained uncured for greater than 10 Business Days, (v) the occurrence and continuation of an event that has a Material Adverse Effect on the Seller, as determined by the Purchaser, (vi) the failure to pay when due any amount owed by the Seller to the Purchaser hereunder within five days after written notice, or (vii) the sum of (a) the aggregate Final Purchase Prices paid by Purchaser plus (b) any outstanding Preliminary Purchase Price that has not become a Final Purchase Price plus (c) without duplication, any amounts retained by the Seller, including accrued interest, pursuant to clause (ii) of the second to last sentence of Section 2.5, exceeding the Maximum Amount at any time.

         "Termination Fee" as defined in the Fee Letter.

         "Transaction Fee" as defined in the Fee Letter.


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         "Trust" means a trust created by a Pooling and Servicing Agreement.

         "Trustee" means the trustee of a Trust.

         "Underwriting Guidelines" means the underwriting guidelines of Seller attached hereto as SCHEDULE II together with any Approved Amendment.


2.       PURCHASE AND SALE OF SECURITIES.

         2.1 CLOSING DATE. On the Closing Date, (i) Seller will deliver to Purchaser an executed copy of this Agreement, a legal opinion of Seller's counsel and an officer's certificate, each in form and substance reasonably satisfactory to Purchaser and (ii) Purchaser will deliver to Seller an executed copy of this Agreement, a legal opinion of Purchaser's counsel in such form as shall have been agreed to by the parties hereto and, an officer's certificate, each in form and substance reasonably satisfactory to Seller. On the Initial Sale Date, Purchaser will deliver to Seller a legal opinion of Purchaser's counsel in such form as shall have been agreed to by the parties hereto.

         2.2 COLLATERAL TAPES. Seller shall furnish to Purchaser a Preliminary Collateral Tape five Business Days after the expected Initial Cut-off Date for a Securitization (or on such later date as such Preliminary Collateral Tape is made available to the rating agencies rating the related Mortgage Backed Securities). From time to time thereafter, Seller shall furnish to Purchaser additional Preliminary Collateral Tape(s), if any, at the time such Collateral Tape is furnished to the rating agencies rating the related Mortgage Backed Securities and/or to the monoline insurer. On the Business Day prior to the related Securitization Date, or, if such Securitization is a Statistical Mortgage Loan Securitization, within 5 Business Days after the Funding Date, Seller shall furnish to Purchaser the Final Collateral Tape. If the Modeling Assumptions applicable to either the Preliminary Purchase Price or the Final Purchase Price vary on account of changes in the underlying collateral, Seller shall furnish to Purchaser such revised Modeling Assumptions upon delivery of the applicable Preliminary Collateral Tape or Final Collateral Tape.

         2.3 PURCHASE PROCEDURES. At least 14 Business Days prior to each Sale Date, Seller shall deliver to Purchaser a Purchase Request setting forth (i) the Sale Date, (ii) the classes and percentage interests of the Securities to be purchased by Purchaser (iii) the Preliminary Purchase Price relating to the Securities to be delivered on such Sale Date which shall be limited to Excess Cash Flow Securities and (iv) the representation by the Seller set forth in Section 5.11 of this Agreement. In addition, as soon as each shall become available, Seller shall promptly deliver to Purchaser a copy of the Offering Document and a copy of the final Pooling and Servicing Agreement and shall promptly deliver to the Purchaser the latest drafts of such documents as each shall become available. In connection with each Purchase Request, Seller shall provide Purchaser such


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                  information as shall demonstrate to Purchaser's reasonable satisfaction the method and data (including the Modeling Assumptions) used by Seller to calculate the Preliminary Purchase Price. On or prior to the second Business Day prior to the Sale Date, Purchaser shall notify Seller in writing of any Designees for any class of Securities and their respective Certificate percentage interests. Certificates shall be issued to, and registered in the name of, such Designee(s) only if Seller shall have received from Purchaser executed letters for each such Designee in the form required by the Pooling and Servicing Agreement and the related Trustee, as applicable to the class of Securities to be issued in such Designee's name. If Purchaser does not allocate all of the percentage interests in the Securities to Designees, such percentage interest as is unallocated shall be the percentage of the Certificate(s) (if any) delivered to Purchaser in Purchaser's name.

         2.4 SALE DATE SALE. On each Sale Date, subject to the terms and conditions herein set forth (i) Seller shall cause the related Trust to register in the name of Purchaser or, subject to the satisfaction of the conditions set forth in Section 2.3, any Designee(s) the Securities being sold to Purchaser on such Sale Date and (ii) Purchaser shall purchase from Seller all such Securities for the Preliminary Purchase Price identified in the Purchase Request. Purchaser shall transfer the Preliminary Purchase Price in respect of the Securities delivered to Purchaser on such Sale Date by wire transfer of immediately available funds to the wire account identified in the Purchase Request.

         2.5 PURCHASE PRICE RECONCILIATION. Seller shall deliver to Purchaser, no more than 5 Business Days after either the Sale Date or, in the case of a Statistical Mortgage Loan Securitization, the Funding Date, a Reconciliation Notice setting forth the Final Purchase Price relating to the Securities sold to Purchaser on the last preceding Sale Date. In connection with each Reconciliation Notice, Seller shall provide Purchaser such information as shall demonstrate to Purchaser's reasonable satisfaction the method and data (including the Modeling Assumptions) used by Seller to calculate the Final Purchase Price. If the applicable Final Purchase Price is greater than the applicable Preliminary Purchase Price, Purchaser shall pay to Seller an amount equal to the difference plus interest on such amount at a rate of 10% per annum accruing from the date 20 days following the Sale Date to the date of payment thereof. If the applicable Preliminary Purchase Price is greater than the applicable Final Purchase Price, Seller shall either (i) pay to Purchaser an amount equal to the difference plus interest on such amount at a rate of 10% per annum accruing from the Sale Date to the date of payment thereof, or (ii) retain the difference, which amount, plus interest thereon accrued at a rate of 10% per annum accruing from the Sale Date to the next succeeding Sale Date, will be applied against the Maximum Amount. Any payment pursuant to this Section shall be made on or before the 14th Business Day following the date of the delivery of the Reconciliation Notice in accordance with the wire instructions provided to the paying party by the party to which any such payment is owed.


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         2.6      TERMINATION FEE. If, prior to September 30, 2002, Seller has not offered for sale to Purchaser Securities with an aggregate Final Purchase Price at least equal to $35,000,000, then Seller shall pay to Capital Z Management, LLC the Termination Fee; PROVIDED, HOWEVER, that no payment shall be made pursuant to this Section in the event that (i) Purchaser has failed to purchase any Securities under circumstances in which Purchaser was obligated to do so pursuant to this Agreement, (ii) an Insolvency Event has occurred with respect to Purchaser or
                  (iii) Purchaser has breached of any of its material obligations, representations or warranties contained herein or in any document delivered in connection herewith, in which case Seller shall be entitled to offset against the Termination Fee the amount of any losses, claims, or damages incurred by Seller as a result of such breach (including the reasonable costs of investigation and attorneys' fees and disbursements).

         2.7 MONITORING FEES. Seller agrees to reimburse Purchaser for all reasonable third party monitoring, accounting and structuring fees incurred in connection with the operation of this Agreement as indicated in invoice setting forth in reasonable detail the services provided to Purchaser, provided, however, such reimbursable expenses shall be limited to $75,000 per annum.

3. CONDITIONS PRECEDENT TO SALE. Seller's obligation to sell Securities on a Sale Date shall be subject to the fulfillment of the following conditions:

         3.1 INVESTMENT LETTERS. On or prior to such Sale Date, Purchaser has delivered to Seller and the related Trustee (i) letter(s), in the form required by the Pooling and Servicing Agreement, executed by each Designee (if Certificates shall be registered such Designee's name) and (ii) any other transfer-related document required by the Securitization Documents, each in form and substance reasonably satisfactory to Seller.

         3.2 PURCHASER'S REPRESENTATIONS AND WARRANTIES. Each of Purchaser's representations and warranties, as contained herein, shall be true and complete as of such Sale Date and no Insolvency Event shall have occurred and be continuing as of such Sale Date.

4. CONDITIONS PRECEDENT TO PURCHASE. Purchaser's obligation to purchase Securities on a Sale Date shall be subject to the fulfillment of the following conditions:

         4.1      SECURITIZATION DOCUMENTS. On or prior to each such Sale Date,
                  (i) Seller has delivered to Purchaser copies of each of the Securitization Documents and, if completed, the Pooling and Servicing Agreement, otherwise the most recent draft of the Pooling and Servicing Agreement, (ii) the structure of the transaction, the cash flow priorities reflected in such Securitization Documents and any other material terms and conditions of the Securitization shall have been accurately described in all material respects in the related Offering Document previously


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                  delivered to Purchaser in connection with the applicable
                  Purchase Request and (iii) the opinions of issuer's counsel delivered in connection with the related Securitization shall either be addressed to Purchaser or a reliance letter entitling Purchaser to rely upon such opinion letters shall have been delivered to Purchaser.

         4.2 TRANSACTION FEE. On or prior to the initial Sale Date, Seller has paid to Capital Z Management, LLC the Transaction Fee.

         4.3 DELIVERY OF SECURITIES. The Seller shall have delivered to Purchaser the Certificates in the percentages requested by Purchaser in definitive form and registered in the name of Purchaser and/or, subject to the satisfaction of the conditions set forth in Section 2.2, any Designee(s).

         4.4 NO EVENT OF TERMINATION. As of each such Sale Date, no Termination Event shall have occurred and be continuing.

         4.5 SELLER'S REPRESENTATIONS AND WARRANTIES. Each of Seller's representations and warranties, as contained herein, shall be true and complete as of each such Sale Date.

         4.6 PERFORMANCE OF MORTGAGE LOANS. With respect to each Securitization underlying any Securities sold by Seller to Purchaser on previous Sale Dates:

                  (i) the Actual Excess Spread (Rolling Three Month) of each such Securitization as of such Sale Date, is equal to or greater than 92% of the related Projected Excess Spread (Rolling Three Month) for the related Securitization as of such Sale Date;

                  (ii) the Actual 90+ Delinquency Percentage (Rolling Three Month) of each such Securitization as of such Sale Date, does not exceed the related Projected 90+ Delinquency Percentage (Rolling Three Month) for the related Securitization as of such Sale Date, by more than two percentage points; and

                  (iii) the Actual Aggregate Loan Balance (Rolling Three Month) of each such Securitization as of such Sale Date, is equal to or greater than 92% of the related Projected Loan Balance (Rolling Three Month) for the related Securitization as of such Sale Date.

         4.7 NO CHANGE IN TAX LAW. After the date of this Agreement and on or before such Sale Date, there shall not have been any change in United States tax law (including any change in the Internal Revenue code and the applicable Treasury regulations, or any issuance of any administrative or judicial interpretation of such Code or regulations) that would materially increase the risk, in the reasonable judgement of the Purchaser, that any payments made to the Purchaser with respect to such Securities will become subject to tax in the United States.

5. SELLER'S REPRESENTATIONS AND WARRANTIES. As of the date of the Agreement and each Sale Date, Seller makes the following representations and warranties.

         5.1 BINDING AGREEMENT. Seller is duly organized, existing and in good standing as a corporation under the laws of California, Seller's execution, delivery and performance of this Agreement are within Seller's corporate powers and have been duly authorized by all necessary corporate action, this Agreement is the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity; and this Agreement will not violate the terms of Seller's certificate of incorporation or bylaws or cause a breach of any material indenture, agreement or undertaking to which Seller is bound.

         5.2 QUALIFICATIONS, PERMITS. Seller is duly qualified to transact business as a foreign corporation in each jurisdiction in which such qualification is required in connection with Seller's performance of this Agreement and has all necessary licenses, permits and consents to conduct its business as presently conducted and to perform its obligations under this Agreement.

         5.3 APPROVALS AND NOTICES. Except for any filings or notices identified in the Securitization Documents, no approval or other action by, or notice to or filing with any governmental authority or any other entity is required of Seller in connection with the transactions contemplated by the Agreement.

         5.4 NO LEGAL VIOLATION. Performance of the Agreement by Seller will not violate any order of any court or governmental body having competent jurisdiction or any law or regulation that applies to Seller.

         5.5 NO BROKERS OR FINDERS. Seller has not employed any investment banker, broker or finder who might be entitled to a fee or commission in connection with the transactions contemplated by the Agreement.

         5.6 VALID ISSUANCE. As of such Sale Date, the Securities delivered to Purchaser on such Sale Date shall be duly authorized and, if paid for in accordance with the terms hereof, shall be validly issued and outstanding and entitled to the benefits of the related Pooling and Servicing Agreement.

         5.7 SECURITIES ACT. Assuming that the Securities are offered and sold in the manner contemplated in this Agreement and in the Securitization Documents, the Securities are not required to be registered under Section 5 of the Securities Act of

                  1933, as amended (the "Act") in connection with the offer, issuance, sale and delivery thereof as contemplated by this Agreement and neither Seller, nor any affiliate or agent acting on its behalf, has taken or will take any action which would subject the offer, issuance, sale or delivery of the Securities to the provisions of Section 5 of the Act or to the registration provisions of any state securities laws of any applicable jurisdiction.

         5.8 NO INTEGRATION. Neither Seller, nor anyone authorized to act on its behalf has offered, transferred, pledged, sold or otherwise disposed of any Security, any interest in any Security or any other security similar to the Securities, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Security, any interest in any Security or any such other similar security from, or otherwise approached or negotiated with respect to any Security, any interest in any Security or any such other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Securities under the Act, or that would render the disposition of any Security by Purchaser a violation of Section 5 of the Act or any state securities law, or require registration or qualification pursuant thereto, nor will Seller act, nor has Seller authorized and nor will Seller authorize any person to act, in such manner with respect to any Security.

         5.9 COLLATERAL POOL. With respect to the Securities sold on each Sale Date (i) no more than 10% of the related Mortgage Loans shall, as of the applicable Sale Date, have been rejected from a whole loan sale as a result of a failure to comply with the Underwriting Guidelines, the Appraisal Guidelines or applicable local, state and federal laws and regulations (including, without limitation, the federal Truth-in-Lending Act and other consumer protection laws, real estate settlement procedure, usury, equal credit opportunity, disclosure and recording laws and regulations) and (ii) the Modeling Assumptions applicable to the Final Purchase Price shall not vary from the Modeling Assumptions applicable to the Preliminary Purchase Price.

         5.10 SECURITIZATION REPRESENTATIONS. With respect to the Securities sold on a Sale Date, the representations and warranties relating to the related Mortgage Loans made by the Seller in the applicable Pooling and Servicing Agreement shall have been true and complete in all material respects as of the date such representations and warranties were made; PROVIDED, HOWEVER, that this representation shall not be deemed to have been breached unless the aggregate principal balance of Mortgage Loans required to be repurchased by Seller under such Pooling and Servicing Agreement exceeds 0.5% of the Aggregate Cut-off Date Principal Balance.

         5.11 PURCHASE PRICE MODELING ASSUMPTIONS. With respect to the Securities sold on a Sale Date, Seller's calculation of the Preliminary Purchase Price and the Final Purchase Price, the Prepayment Assumption, the Delinquency Assumption and the

                  Loss Assumption indicated in the related Purchase Request or Reconciliation Notice, as the case may be, are in all material respects the same assumptions that are then currently used by the Seller in connection with its valuation of assets owned by it that are backed by mortgage loans having similar characteristics as the Mortgage Loans underlying or collateralizing the Securities that are the subject of such Purchase Request or Reconciliation Notice (weighted by principal balance of the Mortgage Loans to reflect the applicable collateral mix).

         5.12 TITLE. Immediately prior to the transfer of the Securities to the Purchaser as contemplated by this Agreement, the Seller will have good title to and will be the sole owner and holder of each Security, free and clear of all Liens, and will have the power and authority to transfer such Securities to the Purchaser; and, upon delivery of such Securities and the payment therefor by the Purchaser, the Purchaser will have acquired all of the Seller's right, title and interest in and to the Securities free and clear of any Lien.

         5.13 TAXES, FEES AND OTHER CHARGES. Any taxes, fees and other governmental charges in connection with the execution delivery and issuance of this Agreement and any Security by Seller have been or will have been paid by the Seller prior to the sale date to the extent required by law.

         5.14 OFFERING DOCUMENT. As of the Purchase Date, the Offering Document, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statement therein, in the light of the circumstances under which they were made, not misleading.

         5.15 SECURITIZATION STRUCTURE. Seller will use its commercially reasonable efforts to consult with Purchaser in connection with the structuring of each Securitization.

         5.16 PROVIDING OF INFORMATION. The Seller will use its commercially reasonable efforts to provide to Purchaser, in connection with any Securities sold by Seller to Purchaser on previous Sale Dates, (i) on a monthly basis, monthly balance reports for the Mortgage Loans of the related Securitizations providing the information reasonably sufficient to calculate the amounts and percentages set forth in Section 4.6 hereof and (ii) on a quarterly basis, projected future cash flows of the Excess Cash Flow Securities sold by Seller to Purchaser on previous Sale Dates, based upon the Modeling Assumptions used to calculate the Final Purchase Price for such Excess Cash Flow Securities.

6. PURCHASER' REPRESENTATIONS AND WARRANTIES. As of the date of the Agreement and each Sale Date, Purchaser makes the following representations and warranties:

         6.1 BINDING AGREEMENT. Purchaser is duly organized, existing and in good standing as a partnership under the laws of Bermuda, Purchaser's execution, delivery and performance of this Agreement are within Purchaser's partnership agreement and have been duly authorized by all necessary partnership action, this Agreement is the legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity; and this Agreement will not violate the terms of Purchaser's partnership agreement or cause a breach of any material indenture, agreement or undertaking to which Purchaser is bound.

         6.2 QUALIFICATIONS, PERMITS. Purchaser is duly qualified to transact business in New York and has all necessary licenses, permits and consents to perform its obligations under this Agreement.

         6.3 APPROVALS AND NOTICES. No approval or other action by, or notice to or filing with any governmental authority or any other entity is required to be obtained by Purchaser in connection with the transactions contemplated by the Agreement.

         6.4 NO LEGAL VIOLATION. Performance of the Agreement by Purchaser will not violate any order of any court or governmental body having competent jurisdiction or any law or regulation that applies to Purchaser.

         6.5 NO REGISTRATION. Purchaser understands that the Securities have not been and will not be registered under the Act, in reliance upon an exemption therefrom, or registered or qualified under the securities or "Blue Sky" laws of any state.

         6.6 INVESTMENT INTENT. Purchaser acknowledges that the Securities have not been registered under the Act and neither the Seller nor any of its affiliates has any obligation or intent to register such Securities under the Act. Purchaser invests in securities such as the Securities in the normal course of its business and is familiar with the terms of securities such as the Securities. Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, is able to bear the economic risk of investment in the Securities, is an "accredited investor" (as defined in Regulation D under the Act) and a "qualified institutional Purchaser" (a "Qualified Institutional Purchaser") (as defined in Rule 144A under the Act). Purchaser has advised Seller that Purchaser is purchasing the Securities for its own account. Purchaser agrees that it will comply with applicable laws in offering the Securities and will not make a public offering of the Securities, in compliance with the provisions of this Agreement and the Securitization Documents, and that Purchaser will not reoffer or resell the Securities in a manner which would render the issuance and sale of the Securities, whether or not considered together with any other such resale, a violation of the Act or any state securities or "Blue Sky" laws or require registration pursuant thereto.

         6.7 EMPLOYEE BENEFIT PLAN. Purchaser is not, and is not acting on behalf of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or to the Internal Revenue Code of 1986, as amended (the "Code").

         6.8 NO BROKERS OR FINDERS. Purchaser has not employed any investment banker (other than Donaldson, Lufkin & Jenrette pursuant to that certain engagement letter dated July 31, 2000, a true and complete copy of which has been previously furnished to Seller), broker or finder who might be entitled to a fee or commission in connection with the transactions contemplated by the Agreement.

         6.9 NO REPRESENTATION AS TO PERFORMANCE. Purchaser acknowledges that Seller does not make any representation as to (i) the performance of the related Mortgage Loans, (ii) the timing of any amount of any distribution in respect of the related Mortgage Backed Securities (other than as set forth in the related Offering Document) or (iii) the market value of the Securities. Nothing in this representation is intended to supersede the conditions precedent to Purchaser's obligations to purchase Securities under Section 4 hereof.

7.       RESALE RESTRICTIONS.

         7.1 RESALE. No transfer of a Security or beneficial interest therein shall be made unless the Trustee shall have received
                  (i) a letter from the transferor, substantially in the form required by the Pooling and Servicing Agreement, and (ii) and a letter from the transferee, substantially in the form required by the Pooling and Servicing Agreement. Notwithstanding anything else to the contrary herein, any purported transfer of a Security or a beneficial interest therein to or on behalf of an employee benefit plan subject to ERISA, or to the Code, or a person acting on behalf of an ERISA plan or using the assets of an ERISA plan to effect such transfer other than an insurance company purchasing with funds from a general account not exempt pursuant to Prohibited Transaction Class 95-60 shall be void and of no effect. Except as otherwise provided herein, nothing in this Agreement is intended to create any restriction on the Purchaser's ability to sell or pledge its interest in any Excess Cash Flow Securities purchased by the Purchaser hereunder.

8.       INDEMNITY.

         8.1 INDEMNIFICATION BY EACH PARTY OF THE OTHER PARTIES. Each party will indemnify and hold the other party and any affiliate and any of their employees, officers, directors and agents harmless from and against any loss, claim, liability, damage, cost or expense (including, without limitation, reasonable fees and disbursements of counsel) that is based upon any breach by the indemnifying party of any representation or covenant contained in this Agreement or in any document delivered by such indemnifying party in connection herewith.

         8.2 NOTICE. The parties shall promptly notify each other of any claim or threatened claim against the other party as applicable, or any claim or threatened claim that may affect the other party. Failure to give such notice to another party will not affect any indemnification hereunder except to the extent that such failure materially adversely affected such other party's indemnification rights hereunder.

         8.3 THIRD PARTY CLAIMS. At its election, an indemnifying party will have the right to assume the defense, in a manner and with counsel reasonably acceptable to the indemnified party, of any actions, suits or other actual or threatened proceedings brought by any third party and to pay directly for all losses, judgments, damages, expenses or other costs (including reasonable fees and disbursements of counsel) which may be imposed. Notwithstanding the foregoing, in any action or proceeding in which both the Seller and the Purchaser is, or is reasonably likely to become, a party, the indemnified party shall have the right to employ separate counsel at the indemnifying party's expense and to control its own defense of such action or proceeding if, in the reasonable opinion of the indemnified party, (a) there are or may be legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party and
                  (b) any conflict or potential conflict exists between the Seller and Purchaser that would make such separate representation advisable. The indemnifying party may not settle any claim, action, suit or proceeding for which it has assumed the defense without the prior written consent of the indemnified party, which consent will not be unreasonably withheld and the indemnified party may not settle any claim, action, suit or proceeding for which it has assumed the defense without the prior written consent of the indemnifying party, which consent will not be unreasonably withheld.

         8.4 TAXES. Any and all payments required to be made by the Seller to the Purchaser under this Agreement and by the obligor to the Purchaser with respect to the Securities (the "Relevant Payments") shall be made free and clear of and without deduction for any and all Indemnified Taxes; provided that this Section 8.4(a) shall not apply to Taxes imposed as a result of Purchaser's failure to have timely complied with its obligations under Section 8.4(e). If the Seller or such obligor shall be required by law to deduct any Indemnified Taxes from or with respect to any Relevant Payment, (i) the Seller shall make an additional payment to the Purchaser in an amount sufficient so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 8.4), the Purchaser receives an amount equal to the sum it would have received if no such deductions had been made, (ii) the Seller or such obligor shall make such deductions and (iii) the Seller or such obligor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) The Seller agrees to assume liability for and will indemnify the Purchaser for the full amount of Indemnified Taxes and any further liability (including interest, penalties, additions to tax and the costs and expenses involved in contesting the liability for such Taxes) arising from or with respect to such Indemnified Taxes.

                  (c) All amounts payable to the Purchaser under this Section
                  8.4 shall be paid within ten days from the date the Purchaser makes written demand therefor.

                  (d) Without prejudice to the survival of any other agreement of the Seller hereunder, the agreements and obligations of the Seller contained in this Section 8.4 shall survive the termination of this Agreement.

                  (e) Purchaser agrees to provide Seller or the related Trustee with executed Forms W-8BEN (or other statements or forms) at such times and in such frequency as required by Treasury Regulations to comply with the statement receipt provision of Sections 871 (h)(2)(B)(ii) and 871 (h)(5) of the Internal Revenue Code of 1986, as amended.

9.       MISCELLANEOUS TERMS.

         9.1 NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Seller, at Aames Capital Corporation, 350 South Grand Avenue, 52nd Floor, Los Angeles, California, 90071 Attention: John Kohler, Executive Vice President, with a copy to John Madden, General Counsel, facsimile: (323) 210-4995 and (323) 210-5026; or (b)
                  in the case of the Purchaser, at 54 Thompson Street, New York, New York, 10012, Attention: Scott Delman and Sharissa Jones, with a copy to each, facsimile: (212) 965-2371.

         9.2 EXPENSES. Except as otherwise expressly provided in the Agreement, Seller shall reimburse Purchaser for its out-of-pocket expenses, including without limitation fees and disbursements of its attorneys, accountants, investment bankers and any other agents or representatives retained by the Purchaser, in connection with the transactions contemplated by the Agreement, and any taxes, transfer and other fees imposed by any federal, state or local government in connection with such transactions.

         9.3 STANDBY SERVICER. Subject to the next sentence, Seller shall engage a standby servicer with respect to each Securitization, which servicer shall have been approved by any related rating agencies rating the related Mortgage Backed Securities and any monoline insurer guaranteeing the Mortgage Backed Securities and in the event that the stand-by servicer is other than an Approved Servicer, the Purchaser shall have the right to approve such stand-by servicer which consent shall not be unreasonably withheld. If Seller sells or plans to sell the servicing relating to any Securitization to an Approved Servicer, neither Seller nor such Approved Servicer shall have any obligation to engage a stand-by servicer.

         9.4 ENTIRE AGREEMENT. The Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter of the Agreement.

         9.5 AMENDMENT. The Agreement cannot be changed, waived, discharged or terminated orally. Any change, waiver, discharge or termination may be effected only by a writing signed by the party against whom enforcement is sought. Notwithstanding the foregoing, the Securities, this Agreement, the Securitization Documents and related documents may be amended or supplemented from time to time to modify restrictions on and procedures for resale and other transfer of such Securities to reflect any change in applicable law or regulation (or the interpretation thereof) or practices relating to the resale or transfers of restricted securities generally; provided that in all such instances Purchaser shall receive at least five Business Days' prior notice of such change.

         9.6 GOVERNING LAW; JURISDICTION; SEVERABILITY. THE AGREEMENT WILL BE GOVERNED BY NEW YORK LAW WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. Notwithstanding the foregoing, any action at law or in equity arising under this Agreement shall be filed only in an appropriate State or federal Court located in the County of New York, State of New York. The parties to this Agreement hereby consent and submit to the personal jurisdiction of such courts for the purposes of litigating any such action. If any one or more of the provisions of the Agreement, for any reason, is held to be invalid, illegal or unenforceable, that invalidity, illegality or unenforceability will not affect any other provision of the Agreement, and the Agreement will be construed without the invalid, illegal or unenforceable provision.

         9.7 WAIVERS, ETC. No waiver of any single breach or default will be deemed a waiver of any other breach or default of the Agreement. All rights and remedies, either under the Agreement or by law or otherwise afforded to a party, will be cumulative and not alternative.

         9.8 HEADINGS. Section headings are for reference only, and will not affect the interpretation or meaning of any provision of the Agreement.

         9.9 COUNTERPARTS. The Agreement may be signed in counterparts, each of which shall be deemed an original and shall constitute one and the same Agreement. The parties acknowledge that delivery of executed copies of the Agreement may be effected by facsimile or other comparable means.

         9.10 SURVIVAL. The Agreement will terminate upon a Termination Event, except that the respective indemnities, representations and warranties of the parties contained in this Agreement shall survive and remain in full force and effect.

         9.11 FURTHER ASSURANCES. From and after the date of the Agreement, each party will take such action, which may be performed without unreasonable effort or expense, as any other party may reasonably request to carry out the purposes of the Agreement.

         9.12 INDEPENDENT PARTIES. Nothing contained in this Agreement shall be deemed to create, or be construed as creating, a joint venture or partnership between the parties to this Agreement. Neither party to this Agreement is granted any right or authority to assume or to create any obligation or responsibility, express or implied, on behalf or in the name of the other party to this Agreement, or to bind such other party to this Agreement in any manner.

         9.13 ASSIGNMENT. Neither Seller nor Purchaser may assign, in whole or in part, this Agreement or delegate any of its duties hereunder without the prior written consent of the other party, which consent may be withheld or delayed in such party's sole discretion.

                [the rest of this page intentionally left blank]

         IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized officers as of the date first shown above.



                                        SELLER:
                                        Aames Capital Corporation


                                        By: _________________________________
                                            Name:
                                            Title:


                                        PURCHASER:
                                        CAPITAL Z INVESTMENTS, L.P.


                                        By: __________________________________
                                            Name:
                                            Title:

                         EXHIBIT A TO PURCHASE AGREEMENT

                             FORM OF TRANSFER NOTICE

[Date]

[Name of Purchaser]
[Address of Purchaser]

          Re: Residual Forward Sale Facility (the "Agreement") dated as of August 31, 2000 among Aames Capital Corporation, a California corporation ("we") and Capital Z INVESTMENTS, L.P. A BERMUDA PARTNERSHIP ("YOU").

         In connection with the Agreement, we hereby notify you that on the Sale Date identified below we will be selling and that you will be purchasing ____% of the percentage interests of [Name of Trust], [Mortgage Pass-Through Certificates], Series[__], Class [__] ("Securities")] for the Preliminary Purchase Price identified below. The Certificates for the Securities will be issued to you and registered in your name, unless you notify us of any Designees and the percentage interests of the Securities to be issued to such Designees at least two Business Days prior to the Sale Date (attached is a form for such notification). On the Sale Date, you must also deliver an executed investment letter (in the form required by the Pooling and Servicing Agreement [and as appropriate to the class of Securities]) for each such Designee in whose name Certificates will be registered. Attached hereto is the information setting forth the basis of our calculation of the Preliminary Purchase Price.

         (a)      Aggregate Final Purchase Prices and
                  Preliminary Purchase Prices previously paid:   $__________

         (b)      Preliminary Purchase Price:        $_________

         (c)      Maximum Amount less sum of (a) and (b) $________

         Sale Date:        _________

         Wire Account:              Bank Name:       [__________________]
                                                     [__________________]
                                    ABA Number:      [__________________]
                                    Account:         [__________________]
                                    Account Name:    [__________________]
                                    Reference:       [__________________]

                                                     Aames Capital Corporation


                                                     By: _______________________
                                                         Name:
                                                         Title:

                                    DESIGNEES

------------------------------------- ---------------------------------------------- ---------------- ----------------
           Designee Name                                 Address                       Certificate      Certificate
                                                                                       Percentage          Class
------------------------------------- ---------------------------------------------- ---------------- ----------------
------------------------------------- ---------------------------------------------- ---------------- ----------------
      1. ____________________                     ____________________                   _____%           ______
                                                  ____________________
                                                  ____________________
------------------------------------- ---------------------------------------------- ---------------- ----------------

------------------------------------- ---------------------------------------------- ---------------- ----------------
      2. ____________________                     ____________________                   _____%           ______
                                                  ____________________
                                                  ____________________
------------------------------------- ---------------------------------------------- ---------------- ----------------

------------------------------------- ---------------------------------------------- ---------------- ----------------
      3. ____________________                     ____________________                   _____%           ______
                                                  ____________________
                                                  ____________________
------------------------------------- ---------------------------------------------- ---------------- ----------------
